UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-09243

The Gabelli Utility Trust
(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Utility Trust Semiannual Report — June 30, 2015

Mario J. Gabelli, CFA
Portfolio Manager

To Our Shareholders,

For the six months ended June 30, 2015, the net asset value (“NAV”) total return of The Gabelli Utility Trust (the “Fund”) was (9.0)%. The total return for the Standard & Poor’s (“S&P”) 500 Utilities Index was (10.7)%. The total return for the Fund’s publicly traded shares was (14.0)%. The Fund’s NAV per share was $5.32, while the price of the publicly traded shares closed at $6.02 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2015.

Comparative Results

Average Annual Returns through June 30, 2015 (a) (Unaudited)						Since
	Year to Date	1 Year	5 Year	10 Year	15 Year	Inception (07/09/99)
Gabelli Utility Trust
NAV Total Return (b)	(9.02)%	(7.62)%	14.51%	7.96%	8.70%	8.65%
Investment Total Return (c)	(14.03)	(10.43)	4.26	4.53	7.49	7.66
S&P 500 Utilities Index	(10.67)	(2.90)	12.47	6.88	5.91	5.62(d)
Lipper Utility Fund Average	(6.18)	(5.20)	13.57	8.09	5.85	5.98
S&P 500 Index	1.23	7.42	17.34	7.89	4.36	4.53
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Utilities Index is an unmanaged market capitalization weighted Index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	From June 30, 1999, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2015:

The Gabelli Utility Trust

Electric Integrated	46.1%
Cable and Satellite	8.3%
Natural Gas Utilities	8.2%
Natural Gas Integrated	6.7%
Telecommunications	4.7%
Water	4.3%
Global Utilities	3.7%
Wireless Communications	3.5%
Electric Transmission and Distribution	3.4%
U.S. Government Obligations	2.5%
Merchant Energy	1.6%
Entertainment	1.3%
Investment Companies	1.2%
Diversified Industrial	1.0%
Natural Resources	0.9%

Aerospace	0.5%
Transportation	0.5%
Alternative Energy	0.5%
Independent Power Producers and Energy Traders	0.4%
Environmental Services	0.2%
Services	0.2%
Communications Equipment	0.2%
Equipment and Supplies	0.1%
Agriculture	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 9, 2015, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Gabelli Utility Trust

Schedule of Investments — June 30, 2015 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 97.3%
	ENERGY AND UTILITIES — 77.1%
	Alternative Energy — 0.5%
20,000	NextEra Energy Partners LP	$496,712	$792,400
1,555	Ormat Technologies Inc.	68,688	58,187
12,000	Ormat Technologies Inc., New York	254,979	452,160

		820,379	1,302,747

	Electric Integrated — 46.1%
23,000	ALLETE Inc.	728,776	1,066,970
68,000	Alliant Energy Corp.	3,217,043	3,924,960
17,000	Ameren Corp.	560,038	640,560
73,000	American Electric Power Co. Inc.	3,220,578	3,866,810
10,000	Avista Corp.	199,636	306,500
50,000	Black Hills Corp.	2,064,289	2,182,500
70,000	Cleco Corp.	3,779,951	3,769,500
95,000	CMS Energy Corp.	2,662,286	3,024,800
24,000	Dominion Resources Inc.	1,339,821	1,604,880
19,000	DTE Energy Co.	794,640	1,418,160
80,000	Duke Energy Corp.	5,192,027	5,649,600
80,000	Edison International	3,504,228	4,446,400
170,000	El Paso Electric Co.	3,150,342	5,892,200
1,000	Emera Inc.	21,639	31,497
3,000	Entergy Corp.	75,249	211,500
285,000	Eversource Energy(a)	9,347,494	12,941,850
98,000	FirstEnergy Corp.	4,273,234	3,189,900
178,000	Great Plains Energy Inc.	4,551,602	4,300,480
60,000	Hawaiian Electric Industries Inc.	1,976,424	1,783,800
90,000	MGE Energy Inc.	2,397,352	3,485,700
91,000	NextEra Energy Inc.	6,192,252	8,920,730
48,000	NiSource Inc.	1,020,001	2,188,320
105,000	NorthWestern Corp.	3,163,658	5,118,750
187,000	OGE Energy Corp.	2,254,437	5,342,590
30,000	Otter Tail Corp.	774,407	798,000
48,000	PG&E Corp.	1,280,160	2,356,800
102,000	PNM Resources Inc.	1,284,142	2,509,200
38,000	Public Service Enterprise Group Inc.	996,629	1,492,640
53,000	SCANA Corp.	1,687,217	2,684,450
110,000	TECO Energy Inc.	1,643,798	1,942,600
25,000	The Empire District Electric Co.	515,057	545,000
16,500	Unitil Corp.	427,366	544,830
47,000	Vectren Corp.	1,162,166	1,808,560
294,080	WEC Energy Group Inc.	9,345,976	13,224,778
227,000	Westar Energy Inc.	5,169,682	7,767,940
175,000	Xcel Energy Inc.	3,508,811	5,631,500

		93,482,408	126,615,255

	Electric Transmission and Distribution — 3.4%
54,000	Consolidated Edison Inc.	2,798,990	3,125,520
125,000	Exelon Corp.	3,496,775	3,927,500
22,500	Pepco Holdings Inc.	449,918	606,150

Shares		Cost	Market Value
36,666	UIL Holdings Corp.	$966,693	$1,680,036

		7,712,376	9,339,206

	Global Utilities — 3.7%
8,000	Areva SA†	332,403	67,435
8,000	Chubu Electric Power Co. Inc.	189,551	119,263
134,000	Electric Power Development Co. Ltd.	3,824,074	4,735,466
27,000	Endesa SA	824,183	516,684
300,000	Enel SpA	1,862,753	1,359,228
494,900	Hera SpA	766,919	1,238,105
11,000	Hokkaido Electric Power Co. Inc.†	185,270	124,844
8,000	Hokuriku Electric Power Co.	146,449	119,230
3,000	Huaneng Power International Inc., ADR	81,590	158,340
41,000	Korea Electric Power Corp., ADR	630,569	834,760
15,000	Kyushu Electric Power Co. Inc.†	202,018	174,041
3,000	Niko Resources Ltd.†	120,788	576
8,000	Shikoku Electric Power Co. Inc.	155,987	119,819
8,000	The Chugoku Electric Power Co. Inc.	150,761	116,746
16,000	The Kansai Electric Power Co. Inc.†	239,104	177,211
13,000	Tohoku Electric Power Co. Inc.	172,497	176,116

		9,884,916	10,037,864

	Merchant Energy — 1.6%
300,000	GenOn Energy Inc., Escrow†	0	0
320,000	The AES Corp.(a)	3,772,680	4,243,200

		3,772,680	4,243,200

	Natural Gas Integrated — 6.5%
1,000	Devon Energy Corp.	54,420	59,490
90,000	Kinder Morgan Inc.	3,238,704	3,455,100
132,000	National Fuel Gas Co.	4,547,827	7,773,480
168,000	ONEOK Inc.	2,063,283	6,632,640

		9,904,234	17,920,710

	Natural Gas Utilities — 8.2%
90,000	AGL Resources Inc.	3,904,465	4,190,400
28,000	Atmos Energy Corp.	696,786	1,435,840
26,000	Chesapeake Utilities Corp.	654,334	1,400,100
20,000	CONSOL Energy Inc.	703,802	434,800
25,219	Corning Natural Gas Holding Co.	284,308	491,518
59,000	Delta Natural Gas Co. Inc.	605,006	1,185,900
11,445	GDF Suez	387,206	212,318
42,000	ONE Gas Inc.	281,357	1,787,520
34,000	Piedmont Natural Gas Co. Inc.	537,684	1,200,540
12,000	RGC Resources Inc.	128,344	240,000
119,000	Southwest Gas Corp.	3,801,561	6,331,990
108,000	Spectra Energy Corp.	2,959,543	3,520,800

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2015 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Natural Gas Utilities (Continued)
3,000	The Laclede Group Inc.	$117,524	$156,180

		15,061,920	22,587,906

	Natural Resources — 0.9%
5,000	Anadarko Petroleum Corp.	282,110	390,300
2,500	Apache Corp.	218,821	144,075
8,000	Atlas Resource Partners LP	148,273	50,080
32,000	Compania de Minas Buenaventura SAA, ADR	360,262	332,160
10,000	Exxon Mobil Corp.	547,153	832,000
2,000	Hess Corp.	129,120	133,760
100,000	Peabody Energy Corp.	2,087,472	219,000
4,000	Royal Dutch Shell plc, Cl. A, ADR	237,320	228,040

		4,010,531	2,329,415

	Services — 0.2%
20,000	ABB Ltd., ADR	401,189	417,600
20,000	Weatherford International plc†	294,736	245,400

		695,925	663,000

	Water — 4.3%
27,000	American States Water Co.	300,087	1,009,530
27,000	American Water Works Co. Inc.	580,500	1,313,010
27,291	Aqua America Inc.	221,006	668,357
24,000	Artesian Resources Corp., Cl. A	397,537	506,160
40,000	California Water Service Group	682,912	914,000
7,500	Connecticut Water Service Inc.	146,455	256,200
50,000	Middlesex Water Co.	784,887	1,128,000
100,000	Severn Trent plc	2,763,669	3,269,750
85,000	SJW Corp.	1,617,678	2,608,650
9,000	The York Water Co.	108,269	187,740

		7,603,000	11,861,397

	Diversified Industrial — 1.0%
1,500	Alstom SA†	90,463	42,560
2,000	AZZ Inc.	75,347	103,600
100,000	General Electric Co.	2,495,500	2,657,000

		2,661,310	2,803,160

	Environmental Services — 0.2%
3,000	Suez Environnement Co.	0	55,804
30,000	Veolia Environnement SA	487,553	611,719

		487,553	667,523

	Equipment and Supplies — 0.1%
50,000	Capstone Turbine Corp.†	83,080	20,535
6,000	Mueller Industries Inc.	143,922	208,320

		227,002	228,855

Shares		Cost	Market Value
	Independent Power Producers and Energy Traders — 0.4%
42,802	NRG Energy Inc.	$1,003,954	$979,310

	TOTAL ENERGY AND UTILITIES	157,328,188	211,579,548

	COMMUNICATIONS — 16.7%
	Cable and Satellite — 8.3%
100,000	Cablevision Systems Corp., Cl. A	1,473,865	2,394,000
400	Charter Communications Inc., Cl. A†	49,844	68,500
5,000	Cogeco Cable Inc.	105,008	289,191
20,000	Cogeco Inc.	389,461	918,015
30,000	DIRECTV†	2,533,506	2,783,700
58,000	DISH Network Corp., Cl. A†	2,968,387	3,927,180
10,000	EchoStar Corp., Cl. A†	280,860	486,800
4,000	Internap Corp.†	29,132	37,000
22,500	Liberty Global plc, Cl. A†	409,627	1,216,575
60,000	Liberty Global plc, Cl. C†	1,035,850	3,037,800
8,000	Rogers Communications Inc., Cl. B	119,139	284,240
10,000	Sky plc	126,759	162,938
100,900	Telenet Group Holding NV†	4,805,483	5,488,317
10,000	Time Warner Cable Inc.	997,170	1,781,700

		15,324,091	22,875,956

	Communications Equipment — 0.2%
200,000	Furukawa Electric Co. Ltd.	925,920	356,253
1,000	QUALCOMM Inc.	37,010	62,630

		962,930	418,883

	Telecommunications — 4.7%
32,000	AT&T Inc.	755,029	1,136,640
1,280	BCE Inc., New York	55,450	54,400
67	BCE Inc., Toronto	2,929	2,846
10,000	BT Group plc, ADR	313,502	708,900
20,000	CenturyLink Inc.	635,770	587,600
280,000	Cincinnati Bell Inc.†	1,037,262	1,069,600
43,000	Deutsche Telekom AG, ADR	678,352	740,245
11,800	Global Telecom Holding SAE, GDR†	53,385	20,296
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	83
1,000	Mobistar SA†	14,151	18,930
37,000	Nippon Telegraph & Telephone Corp.	859,917	1,340,356
2,000	Orange SA, ADR	22,799	30,720
11,800	Orascom Telecom Media and Technology Holding SAE, GDR†	20,761	8,732
30,000	Pharol SGPS SA†	82,612	13,211
3,000	Proximus	97,094	105,922
2,000	PT Indosat Tbk†	1,061	600
15,000	Sistema JSFC, GDR	158,378	132,750

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2015 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Telecommunications (Continued)
1,200	Tele2 AB, Cl. B	$14,604	$13,954
10,000	Telefonica Deutschland Holding AG	52,947	57,638
85,000	Telekom Austria AG	712,797	562,510
25,000	T-Mobile US Inc.†	406,250	969,250
105,000	Verizon Communications Inc.	4,378,801	4,894,050
75,000	VimpelCom Ltd., ADR	720,805	372,750

		11,074,675	12,841,983

	Wireless Communications — 3.5%
1,200	America Movil SAB de CV, Cl. L, ADR	9,424	25,572
2,500,000	Cable & Wireless Communications plc	1,972,150	2,616,115
2,000	China Mobile Ltd., ADR	33,988	128,180
2,000	China Unicom Hong Kong Ltd., ADR	16,278	31,400
171	M1 Ltd.	210	411
25,000	Millicom International Cellular SA, SDR	2,071,479	1,844,123
1,154	Mobile Telesystems OJSC	6,303	5,084
11,250	Mobile TeleSystems OJSC, ADR	175,074	110,025
40,000	NII Holdings Inc.†	22,724	800
100,000	NTT DoCoMo Inc.	1,438,659	1,915,267
2,000	SK Telecom Co. Ltd., ADR	32,986	49,580
400	SmarTone Telecommunications Holdings Ltd.	207	698
25,000	Turkcell Iletisim Hizmetleri A/S, ADR	404,775	287,250
40,000	United States Cellular Corp.†	1,791,484	1,506,800
33,009	Vodafone Group plc, ADR	1,347,560	1,203,178

		9,323,301	9,724,483

	TOTAL COMMUNICATIONS	36,684,997	45,861,305

	OTHER — 3.5%
	Aerospace — 0.5%
100,000	Rolls-Royce Holdings plc	809,938	1,366,979
14,100,000	Rolls-Royce Holdings plc, Cl. C†	21,691	22,154

		831,629	1,389,133

	Agriculture — 0.0%
3,000	Cadiz Inc.†	30,211	26,070

	Entertainment — 1.3%
150,000	Vivendi SA	4,235,603	3,783,529

	Investment Companies — 1.2%
22,000	Kinnevik Investment AB, Cl. A	695,776	705,924
80,000	Kinnevik Investment AB, Cl. B	3,140,294	2,529,358

		3,836,070	3,235,282

Shares		Cost	Market Value
	Transportation — 0.5%
25,000	GATX Corp.	$762,636	$1,328,750

	TOTAL OTHER	9,696,149	9,762,764

	TOTAL COMMON STOCKS	203,709,334	267,203,617

	WARRANTS — 0.2%
	ENERGY AND UTILITIES — 0.2%
	Natural Gas Integrated — 0.2%
204,000	Kinder Morgan Inc., expire 05/25/17†	275,958	550,800

	COMMUNICATIONS — 0.0%
	Wireless Communications — 0.0%
16,000	Bharti Airtel Ltd., expire 08/04/16†(b)	76,395	105,590

	TOTAL WARRANTS	352,353	656,390

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 2.5%
$6,703,000	U.S. Treasury Bills,
	0.000% to 0.095%††,
	07/23/15 to 11/19/15(c)	6,701,965	6,702,739

TOTAL INVESTMENTS — 100.0%		$210,763,652	274,562,746

Notional Amount		Termination Date	Unrealized Depreciation
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS

$1	Rolls-Royce Holdings plc, Cl. C(d)	06/29/16	(21,692)
(14,100,000 Shares)
1,427,250	Rolls-Royce Holdings plc(d)	06/28/16	(60,271)
(100,000 Shares)

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		(81,963)

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2015 (Unaudited)

Market
Value

Other Assets and Liabilities (Net)	$2,402,193

PREFERRED STOCK (1,154,188 preferred shares outstanding)	(51,332,200)

NET ASSETS — COMMON STOCK (42,429,695 common shares outstanding)	$225,550,776

NET ASSET VALUE PER COMMON SHARE ($225,550,776 ÷ 42,429,695 shares outstanding)	$5.32

(a)	Securities, or a portion thereof, with a value of $6,425,550, are reserved and/or pledged with the custodian for current or potential holdings of swaps.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the market value of the Rule 144A security amounted to $105,590 or 0.04% of total investments.

(c)	At June 30, 2015, $1,000,000 of the principal amount was pledged as collateral for the equity contract for difference swap agreements.
(d)	At June 30, 2015, the Fund had entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSFC	Joint Stock Financial Corporation
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets:
Investments, at value (cost $210,763,652)	$274,562,746
Foreign currency, at value (cost $12,233)	12,069
Cash	2,053,852
Dividends and interest receivable	799,414
Deferred offering expense	69,675
Prepaid expenses	3,496

Total Assets	277,501,252

Liabilities:
Distributions payable	29,735
Payable for investment advisory fees	191,516
Payable for accounting fees	11,250
Payable for payroll expenses	11,072
Payable for auction agent fees	199,836
Unrealized depreciation on swap contracts	81,963
Payable for legal and audit fees	37,265
Other accrued expenses	55,639

Total Liabilities	618,276

Preferred Shares:
Series A Cumulative Preferred Shares (5.625%, $25 liquidation value, $0.001 par value, 1,200,000 shares authorized with 1,153,288 shares issued and outstanding)	28,832,200
Series B Cumulative Preferred Shares (Auction Market, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 900 shares issued and outstanding)	22,500,000

Total Preferred Shares	51,332,200

Net Assets Attributable to Common Shareholders	$225,550,776

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$169,285,450
Accumulated net investment income	723,936
Distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions	(8,157,535)
Net unrealized appreciation on investments	63,799,094
Net unrealized depreciation on swap contracts	(81,963)
Net unrealized depreciation on foreign currency translations	(18,206)

Net Assets	$225,550,776

Net Asset Value per Common Share:
($225,550,776 ÷ 42,429,695 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$5.32

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $185,146)	$4,772,154
Interest	2,803

Total Investment Income	4,774,957

Expenses:
Investment advisory fees	1,473,112
Shareholder communications expenses	94,019
Shareholder services fees	63,208
Trustees’ fees	54,401
Legal and audit fees	50,037
Payroll expenses	38,646
Custodian fees	24,114
Accounting fees	22,500
Miscellaneous expenses	62,967

Total Expenses	1,883,004

Less:
Advisory fee reduction (See Note 3)	(254,551)
Expenses paid indirectly by broker (See Note 3)	(2,258)

Net Expenses	1,626,195

Net Investment Income	3,148,762

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	1,788,274
Net realized gain on swap contracts	119,527
Net realized loss on foreign currency transactions	(15,878)

Net realized gain on investments, swap contracts, and foreign currency transactions	1,891,923

Net change in unrealized appreciation/ depreciation:
on investments	(27,230,087)
on swap contracts	(76,977)
on foreign currency translations	(7,030)

Net change in unrealized appreciation/ depreciation on investments, swap contracts, and foreign currency translations	(27,314,094)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	(25,422,171)

Net Decrease in Net Assets Resulting from Operations	(22,273,409)

Total Distributions to Preferred Shareholders	(992,201)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(23,265,610)

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$3,148,762	$5,207,139
Net realized gain on investments, swap contracts, and foreign currency transactions	1,891,923	18,333,097
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(27,314,094)	10,958,871

Net Increase/(Decrease) in Net Assets Resulting from Operations	(22,273,409)	34,499,107

Distributions to Preferred Shareholders:
Net investment income	(188,519)*	(388,571)
Net realized gain	(803,682)*	(1,603,286)

Total Distributions to Preferred Shareholders	(992,201)	(1,991,857)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(23,265,610)	32,507,250

Distributions to Common Shareholders:
Net investment income	(2,155,818)*	(4,153,329)
Net realized gain	(8,623,274)*	(17,137,102)
Return of capital	(1,902,193)*	(3,847,417)

Total Distributions to Common Shareholders	(12,681,285)	(25,137,848)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	1,786,759	3,284,381

Net Increase in Net Assets from Fund Share Transactions	1,786,759	3,284,381

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(34,160,136)	10,653,783

Net Assets Attributable to Common Shareholders:
Beginning of year	259,710,912	249,057,129

End of period (including undistributed net investment income of $723,936 and $0, respectively)	$225,550,776	$259,710,912

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010
Operating Performance:
Net asset value, beginning of year	$6.16	$5.98	$5.48	$5.69	$5.33	$5.20

Net investment income (a)	0.07	0.13	0.14	0.15	0.15	0.15
Net realized and unrealized gain on investments, swap contracts, and foreign currency transactions	(0.60)	0.69	1.01	0.19	0.86	0.73

Total from investment operations	(0.53)	0.82	1.15	0.34	1.01	0.88

Distributions to Preferred Shareholders: (a)
Net investment income	(0.00)*	(0.01)	(0.04)	(0.02)	(0.04)	(0.06)

Net realized gain	(0.02)*	(0.04)	(0.01)	(0.04)	(0.02)	—

Total distributions to preferred shareholders	(0.02)	(0.05)	(0.05)	(0.06)	(0.06)	(0.06)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.55)	0.77	1.10	0.28	0.95	0.82

Distributions to Common Shareholders:
Net investment income	(0.05)*	(0.11)	(0.12)	(0.14)	(0.11)	(0.08)
Net realized gain	(0.20)*	(0.40)	(0.42)	(0.26)	(0.07)	—
Paid-in capital	(0.05)*	(0.09)	(0.06)	(0.20)	(0.42)	(0.64)

Total distributions to common shareholders	(0.30)	(0.60)	(0.60)	(0.60)	(0.60)	(0.72)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.01	0.01	0.00 (b)	0.02	0.01	0.03
Increase in net asset value from common shares issued in rights offering	—	—	—	0.11	—	—
Offering costs for issuance of rights charged to paid-in capital	—	—	0.00 (b)	(0.02)	—	—

Total Fund share transactions	0.01	0.01	0.00 (b)	0.11	0.01	0.03

Net Asset Value Attributable to Common Shareholders, End of Period	$5.32	$6.16	$5.98	$5.48	$5.69	$5.33

NAV total return†	(9.02)%	13.87%	20.99%	4.56%	16.90%	13.76%

Market value, end of period	$6.02	$7.32	$6.39	$6.16	$7.80	$6.39

Investment total return††	14.03%	25.32%	14.13%	(14.26)%	33.67%	(21.38)%

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2015		Year Ended December 31,
	(Unaudited)		2014	2013	2012	2011	2010
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$276,883		$311,044	$300,389	$277,069	$232,436	$218,843
Net assets attributable to common shares, end of period (in 000’s)	$225,551		$259,711	$249,057	$225,737	$181,104	$167,511
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.58	%(c)	2.06%	2.36%	2.84%	2.72%	3.01%
Ratio of operating expenses to average net assets attributable to common shares before fee waived	1.54	%(c)(d)	1.59%	1.55%	1.75%	1.92%	1.93%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.33	%(c)(d)	1.59%	1.55%	1.59%	1.92%	1.91%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived	1.28	%(c)(d)	1.32%	1.28%	1.36%	1.48%	1.45%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.10	%(c)(d)	1.32%	1.28%	1.23%	1.48%	1.44%
Portfolio turnover rate	3%		17%	16%	3%	1%	1%
Preferred Shares:
5.625% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$ 28,832		$28,832	$28,832	$28,832	$28,832	$28,832
Total shares outstanding (in 000’s)	1,153		1,153	1,153	1,153	1,153	1,153
Liquidation preference per share	$ 25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (e)	$ 25.51		$25.14	$25.25	$26.00	$25.47	$25.15
Asset coverage per share	$ 134.85		$151.49	$146.30	$134.94	$113.20	$106.58
Series B Auction Rate Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$ 22,500		$22,500	$22,500	$22,500	$22,500	$22,500
Total shares outstanding (in 000’s)	1		1	1	1	1	1
Liquidation preference per share	$ 25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value (f)	$ 25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$134,849		$151,486	$146,297	$134,939	$113,202	$106,582
Asset Coverage (g)	539%		606%	585%	540%	453%	426%

†

For the six months ended June 30, 2015, and the years ended December 31, 2014 and 2013 based on net asset value per share, adjusted for reinvestment of distributions at NAV on the ex-dividend date. The years ended 2012, 2011, 2010, and 2009 were based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan, and adjustments for rights offerings.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the year.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the six months ended June 30, 2015, there was no impact to the expense ratios.
(e)	Based on weekly prices.
(f)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(g)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Utility Trust (the “Fund”) operates as a diversified closed-end management investment company organized as a Delaware statutory trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on July 9, 1999.

The Fund’s primary objective is long term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (the “80% Policy”). The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Merchant Energy	$ 4,243,200	—	$ 0	$ 4,243,200
Other Industries (a)	207,336,348	—	—	207,336,348
COMMUNICATIONS
Wireless Communications	9,723,683	—	800	9,724,483
Other Industries (a)	36,136,822	—	—	36,136,822
OTHER
Aerospace	1,366,979	$ 22,154	—	1,389,133
Other Industries (a)	8,373,631	—	—	8,373,631
Total Common Stocks	267,180,663	22,154	800	267,203,617
Warrants (a)	550,800	105,590	—	656,390
U.S. Government Obligations	—	6,702,739	—	6,702,739
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$267,731,463	$6,830,483	$800	$274,562,746
OTHER FINANCIAL INSTRUMENTS:*
LIABILITIES (Unrealized Depreciation):
EQUITY CONTRACT:
Contract for Difference Swap Agreements	—	$ (81,963)	—	$ (81,963)
TOTAL OTHER FINANCIAL INSTRUMENTS	—	$ (81,963)	—	$ (81,963)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the six months ended June 30, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2015, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at June 30, 2015 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/ Equity Security Paid	Termination Date	Net Unrealized Depreciation
	Market Value Appreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:

$1 (14,100,000 Shares)	Rolls-Royce Holdings plc, Cl. C	Rolls-Royce Holdings plc	06/29/16	$(21,692)
1,427,250 (100,000 Shares)	Rolls-Royce Holdings plc	Rolls-Royce Holdings plc, Cl. C	06/28/16	(60,271)

				$(81,963)

The Fund’s volume of activity in equity contract for difference swap agreements during the six months ended June 30, 2015 had an average monthly notional amount of approximately $1,442,872.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

At June 30, 2015, the Fund’s derivative liabilities (by type) are as follows:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Liabilities
Equity Contract for Difference Swap Agreements	$(81,963)	—	$81,963	—	—

As of June 30, 2015, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities, under Liabilities, Unrealized depreciation on swap contracts. For the six months ended June 30, 2015, the effect of equity contract for difference swap agreements can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At June 30, 2015, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise.

The Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. This may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income, subject to the maximum federal income tax rate. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.625% Series A Cumulative Preferred Shares (“Series A Preferred”) and Series B Auction Market Cumulative Preferred Shares (“Series B Preferred”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$4,490,813	$420,143
Net long term capital gains	16,799,618	1,571,714
Return of capital	3,847,417	—

Total distributions paid	$25,137,848	$1,991,857

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	$90,337,959
Other temporary differences*	(27,931)

Total	$90,310,028

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables and mark-to-market and accrual adjustments on investments in swap contracts.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2015:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$211,589,570	$75,845,871	$(12,872,695)	$62,973,176

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2015, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average weekly net assets including the liquidation value of the preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Preferred Shares for the year.

The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Shares for the period. For the six months ended June 30, 2015, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate of Preferred Shares. Thus, advisory fees with respect to the liquidation value of the Preferred assets was reduced by $254,551.

During the six months ended June 30, 2015, the Fund paid brokerage commissions on security trades of $300 to G.research, Inc., an affiliate of the Adviser.

During the six months ended June 30, 2015, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,258.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the six months ended June 30, 2015, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2015, the Fund paid or accrued $38,646 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $6,000 plus $1,500 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2015, other than short term securities and U.S. Government obligations, aggregated $9,542,898 and $11,953,450, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2015 and the year ended December 31, 2014, the Fund did not repurchase any common shares of beneficial interest in the open market.

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Net increase from common shares issued upon reinvestment of distributions	265,332	$1,786,759	493,035	$3,284,381

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Additional Information to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A and Series B Preferred at a redemption price of $25 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

The Fund may redeem at anytime, in whole or in part, the Series A and Series B Preferred at the redemption price. During the six months ended June 30, 2015 and the year ended December 31, 2014, the Fund did not repurchase any shares of Series A and Series B Preferred.

The Series B Preferred dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of Series B Preferred subject to bid orders by potential holders has been less than the number of Series B Preferred subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series B Preferred for which they have submitted sell orders. The current maximum rate is 150% of the seven day Telerate/British Bankers Association LIBOR rate on the day of such auction. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series B Preferred may also trade their shares in the secondary market.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 06/30/2015	Net Proceeds	2015 Dividend Rate Range	Dividend Rate at 06/30/2015	Accrued Dividend at 06/30/2015
A 5.625%	July 31, 2003	1,200,000	1,153,288	$28,895,026	Fixed Rate	5.625%	$22,525
B Auction Market	July 31, 2003	1,000	900	24,590,026	1.633% to 1.650%	1.648%	7,210

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Shareholder Meeting – May 11, 2015 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 11, 2015 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected John D. Gabelli and Anthony R. Pustorino as Trustees of the Fund. A total of 34,368,172 votes and 34,278,793 votes were cast in favor of these Trustees and a total of 1,027,125 votes and 1,116,504 votes were withheld for these Trustees, respectively. In addition, preferred shareholders, voting as a separate class, elected James P. Conn, as a Trustee of the Fund. A total of 994,062 votes were cast in favor of this Trustee and a total of 46,385 votes were withheld for this Trustee.

Mario J. Gabelli, CFA, Anthony J. Colavita, Vincent D. Enright, Frank J. Fahrenkopf, Jr., Robert J. Morrissey, Kuni Nakamura, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

The Gabelli Utility Trust

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

At its meeting on February 12, 2015, the Board of Trustees (“Board”) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not “interested persons” of the Fund (the “Independent Board Members”). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance. The Independent Board Members considered one year, three year, five year, and ten year investment performance for the Fund as compared with relevant sector equity indices and the performance of other sector equity closed-end and open-end funds prepared by Lipper, including other funds focused on the utility industry. The Independent Board Members recognized that many of the Fund’s Lipper peers were not utility funds so that performance comparisons were of limited use. Consequently, the Independent Board Members reviewed a peer group of utility funds assembled by the Adviser (the “Adviser Peer Group”), which constitutes a subset of the Lipper group. The Independent Board Members noted that the Fund’s performance was below the median of funds in the Adviser Peer Group for the prior one and three year periods, and above the median of funds in this peer group for the prior five and ten year periods. The Independent Board Members also noted that the net asset value of the Fund had (i) outperformed the S&P Utilities Index over the five year and ten year periods and underperformed the S&P Utilities Index over the one year period, and (ii) outperformed the Lipper Utility Fund Average over the five year and ten year periods and underperformed the Lipper Utility Fund Average over the one year period.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such a charge. The Independent Board Members referred to the Meeting Materials for the pro forma income statements for the Adviser and the Fund for the period ended December 31, 2014. They noted how the pro forma income statements for the Fund illustrated how the Adviser’s profitability would be affected as the Fund’s asset levels change.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale. The Independent Board Members noted that the Fund was a closed-end fund and its ability to realize any economies of scale through growth was more limited than for an open-end fund, recognizing that the Fund’s size has grown since inception due to offerings of common shares and leverage.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential sharing of economies of scale through breakpoints. The Independent Board Members were aware that the Adviser paid the sub-administrator out of its management fee and waived a portion of its management fee on assets attributable to the incremental liquidation value of the Fund’s outstanding preferred shares where the total return on the net asset value of

The Gabelli Utility Trust

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

the common shares of the Fund, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate or net swap expense, as applicable, for the preferred shares for the year.

Service and Cost Comparisons. The Independent Board Members compared the investment management fee, other expenses, and total expenses of the Fund with similar expenses of the Adviser Peer Group subset of sector equity closed-end funds and open-end funds from the Lipper peer group and noted that the Adviser’s management fee includes substantially all administrative services for the Fund as well as investment advisory services. The Independent Board Members noted that within this group, the Fund’s total expense ratio and “other non-management expenses” were above the average and the median, its advisory fees (as a percentage of assets attributable to common shares) were above the average and the median, and its management fee (as a percentage of total managed assets) was above the average and approximately in line with the median for peer funds, recognizing that, unlike the Fund, some of the peer funds were not leveraged and did not incur the expenses associated with leverage. The Independent Board Members also noted that the management fee structure was the same as that in effect for most of the Gabelli funds, except for the presence of leverage and the waiver of fees chargeable on assets attributable to leverage in certain circumstances, which is only applicable to certain Gabelli closed-end funds.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services, and that the performance record had been below median during the one and three year reporting periods and above median during the five and ten year reporting periods ended December 31, 2014 in comparison with peers and the Fund had outperformed the S&P 500 Utilities Index and the Lipper Utility Fund Average over the five and ten year periods, but had materially underperformed the S&P 500 Utilities Index and the Lipper Utility Fund Average over the one year period. The Independent Board Members noted that, although the Fund underperformed two utilities indices over the one year period, the Fund had performed satisfactorily in relation to these utilities indices over time. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was reasonable and that, in part due to the Fund’s structure as a closed-end fund, the ability of the Fund to realize economies of scale were more limited than for an open-end fund. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition, or increased ability to obtain research services, appear to be reasonable and may in some cases benefit the Fund. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment management fee schedule. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality

The Gabelli Utility Trust

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Utility Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Utility Trust

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI UTILITY TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Utility Trust is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI UTILITY TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGUTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI UTILITY TRUST
One Corporate Center
Rye, NY 10580-1422 t 800-GABELLI (800-422-3554) f 914-921-5118 e info@gabelli.com
GABELLI.COM

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman &	President
Chief Executive Officer,
GAMCO Investors, Inc.	Andrea R. Mango
Secretary & Vice President
Anthony J. Colavita
President,	Agnes Mullady
Anthony J. Colavita, P.C.	Treasurer

James P. Conn	Richard J. Walz
Former Managing Director &	Chief Compliance Officer
Chief Investment Officer, Financial Security Assurance Holdings Ltd.	David I. Schachter Vice President & Ombudsman

Vincent D. Enright	INVESTMENT ADVISER
Former Senior Vice President &
Chief Financial Officer,	Gabelli Funds, LLC
KeySpan Corp.	One Corporate Center
Rye, New York 10580-1422
Frank J. Fahrenkopf, Jr.
Former President &	CUSTODIAN
Chief Executive Officer,
American Gaming Association	The Bank of New York Mellon

John D. Gabelli	COUNSEL
Senior Vice President,
G.research, Inc.	Willkie Farr & Gallagher LLP

Robert J. Morrissey	TRANSFER AGENT AND
Partner,	REGISTRAR
Morrissey, Hawkins & Lynch
Computershare Trust Company, N.A.
Kuni Nakamura
President,
Advanced Polymer, Inc.

Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus,
Pace University

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

GUT Q2/2015

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/15 through 01/31/15	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 42,205,401 Preferred Series A – 1,153,288
Month #2 02/01/15 through 02/28/15	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 42,248,913 Preferred Series A – 1,153,288
Month #3 03/01/15 through 03/31/15	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 42,292,465 Preferred Series A – 1,153,288
Month #4 04/01/15 through 04/30/15	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 42,335,667 Preferred Series A – 1,153,288
Month #5 05/01/15 through 05/31/15	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 42,378,774 Preferred Series A – 1,153,288
Month #6 06/01/15 through 06/30/15	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 42,429,695 Preferred Series A – 1,153,288
Total	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Utility Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/3/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/3/2015

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	9/3/2015

* Print the name and title of each signing officer under his or her signature.